Exhibit 99.2 Chart Industries Fourth Quarter and Full Year 2018 February 14, 2019 © 2019 Chart Industries, Inc. Confidential and Proprietary © 2019 Chart Industries, Inc. Confidential and Proprietary

Forward Looking Statements Certain statements made in this news release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning the Company’s business plans, including statements regarding the recent VRV acquisition, cost synergies and efficiency savings, objectives, future orders, revenues, margins, earnings or performance, liquidity and cash flow, capital expenditures, business trends, and other information that is not historical in nature. Forward- looking statements may be identified by terminology such as "may," "will," "should," "could," "expects," "anticipates," "believes," "projects," "forecasts," “outlook,” “guidance,” "continue," or the negative of such terms or comparable terminology. Forward-looking statements contained in this presentation or in other statements made by the Company are made based on management's expectations and beliefs concerning future events impacting the Company and are subject to uncertainties and factors relating to the Company's operations and business environment, all of which are difficult to predict and many of which are beyond the Company's control, that could cause the Company's actual results to differ materially from those matters expressed or implied by forward-looking statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include: those found in Item 1A (Risk Factors) in the Company’s most recent Annual Report on Form 10-K filed with the SEC, which should be reviewed carefully; and Chart’s ability to successfully integrate VRV, and achieve anticipated revenue, earnings and accretion. The Company undertakes no obligation to update or revise any forward-looking statement. Chart is a leading diversified global manufacturer of highly engineered equipment for the industrial gas, energy, and biomedical industries. The majority of Chart's products are used throughout the liquid gas supply chain for purification, liquefaction, distribution, storage and end-use applications, a large portion of which are energy- related. Chart has domestic operations located across the United States and an international presence in Asia, Australia, Europe and Latin America. For more information, visit: http://www.chartindustries.com. 1 © 2019 Chart Industries, Inc. Confidential and Proprietary

Q4 and Full Year Orders & Sales Q4 Orders1 FY Orders1 Q4 Sales1 FY Sales1 ($USD Million) ($USD Million) ($USD Million) ($USD Million) $273 $1,142 $290 $1,084 +10.3% +32.6% +7.7% +28.6% $273 $1,142 $290 $1,084 $248 $269 $862 $843 Q4 2017 Q4 2018 FY 2017 FY 2018 Q4 2017 Q4 2018 FY 2017 FY 2018 1. All results reflect Continuing Operations. Q418 and FY18 include VRV orders of $11.2M and revenue of $14.1M. 2 © 2019 Chart Industries, Inc. Confidential and Proprietary

December 31, 2018 Backlog Chart Industries1,2,3 Energy & Chemicals2,3 2016 $326 2016 $100 2017 $446 2017 $211 2018 $568 , +27% 2018 $253 , +20% +9% ex VRV +1% ex VRV Distribution & Storage East3 Distribution & Storage West 2016 $112 2016 $114 2017 $117 2017 $119 2018 $185 , +59% 2018 $130 , 9% +22% ex VRV 1. All results reflect Continuing Operations 2. 2016 excludes Hudson (acquired Sept 2017) 3. Includes VRV backlog of $81.6 (E&C: $39.3, D&S East: $42.3) as of December 31, 2018 3 © 2019 Chart Industries, Inc. Confidential and Proprietary

Q4 and Full Year Adjusted EPS

CHART
Innovation. Experience. Performance.

$ millions, except per share amounts		Q4 2018	Q4 2017	Change V. PY	FY 2018	FY 2017	Change V. PY
Net income (loss) *from continuing operations*		$18.0	$27.5	($9.5)	$53.6	$26.2	$27.4
EPS *from Legacy Operations*		0.64	0.87	(0.23)	1.75	0.84	0.91
EPS *from VRV Acquisition*		(0.08)	-	(0.08)	(0.08)	-	(0.08)
EPS *from continuing operations*		**$ 0.56**	**$0.87**	**($0.31)**	**$ 1.67**	**$0.84**	**$0.83**
1	VRV Inventory step-up costs	0.04	-	0.04	0.04	-	0.04
2	Restructuring, former CEO departure, and transaction-related costs (1)	0.06	0.11	(0.05)	0.25	0.48	(0.23)
3	Aluminum cryobiological tank recall reserve expense	-	-	-	0.09	-	0.09
4	Tax Reform / transition tax related adjustments	(0.05)	(0.71)	0.66	(0.05)	(0.71)	0.66
5	Dilution impact of convertible notes	-	-	-	0.02	-	0.02
6	Other Prior Year One-Time Items (2)	-	0.21	(0.21)	-	0.21	(0.21)
Adjusted EPS (3) from Continuing Operations		**$0.61**	**$0.48**	**$0.13**	**$2.02**	**$0.82**	**$1.20**

(1) Adjustments for Q4 and FY 2018 respectively: Restructuring $0.02 and $0.09,Transaction Related $0.04 and $0.13, and former CEO $0.00 and $0.03
(2) Other Prior Year One-Time Items EPS adjustments were related to Debt Extinguishment $0.10 and a China Litigation Award $0.11
(3) Adjusted EPS (a non-GAAP measure) is as reported on a historical basis. Tax affected adjustments are at normalized statutory periodic rates

© 2019 Chart Industries, Inc. Confidential and Proprietary

4

Big LNG Order Opportunities: 2019

CHART
Innovation. Experience. Performance.

Number	Project	Chart Customer	Operator	Size	Chart Content	Expected Timing of Chart orders
1	Calcasieu Pass	BHGE	Venture Global	10 MTPA	18 cold boxes, BAHX	Throughout 2019
2	Driftwood	Bechtel	Tellurian	27 MTPA	IPSMR, cold boxes, BAHX, ACHX	Q2/Q3 2019 for 1st phase
3	Gimi (Tortue)	Black & Veatch	Golar	3.75 MTPA	4x Cold boxes, BAHX	1H 2019
4	Magnolia	LNG Ltd	LNG Ltd	8 MTPA	Cold boxes, BAHX, core-in kettles	1H 2019
5	Corpus Christi Stage Three	KBR	Cheniere	9.5 MTPA	IPSMR, cold boxes, BAHX, ACHX	2H 2019 -1H 2020
6	Pointe LNG	EPC TBD	Pointe LNG	6 MTPA	IPSMR, cold boxes, BAHX, ACHX	2020
7	FL small scale LNG Expansion	EPC TBD	Confidential	250,000 gpd	C250N, Cold boxes, BAHX, ACHX	2H 2019
8	FL ssLNG	EPC TBD	Confidential	500,000 gpd	C500 IPSMR, cold boxes, BAHX, ACHX, tanks	2H2019-1H 2020
9	SE Asia LNG (+expansion)	EPC TBD	Confidential	3 MTPA (+8MTPA expansion)	IPSMR, cold boxes, BAHX, ACHX	2H 2019-1H 2020
10	Liquefaction and distribution project	Black & Veatch	Confidential	Confidential	BAHX, loadout systems, coolers and trailers	2H 2019

- Includes Hudson content where applicable
- Does not include full list of project opportunities
- Opportunities represent possible large projects based on current status of discussions with customers. Ultimate realization of these projects depends upon status of project and on the execution / delivery of definite documentation with customers.

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© 2019 Chart Industries, Inc. Confidential and Proprietary

2019 Revenue Guidance 2018 actual ($M) 2019 Prior Guidance ($M) 2019 Guidance ($M) $1,084 $1,240 ‐ $1,300 $1,260 ‐ $1,310 Ref # Description Revenue ($M) vs PY 1 2018 Actual (continuing ops) $1,084 2 Organic growth 70 - 100 7 - 9% +10.5 months incremental VRV 3 110 - 120 10 - 12% + synergies 4 Pricing 3 - 4 25 - 40 bps 5 2019 (continuing ops) $1,260 - $1,310 17 - 22% Revenue Factors Not Included in 2019 Guidance • Big LNG • China Tariff Impact on LNG • IMO 2020 LNG Marine 6 © 2019 Chart Industries, Inc. Confidential and Proprietary

2019 Adjusted EPS Guidance 2018 actual 2019 Prior Guidance 2019 Guidance $2.02 $2.40 - $2.75 $2.50 - $2.85 Ref # Description Revenue ($M) EPS 1 2018 actual (continuing ops) $1,084 $1.67 2 Adjustments 0.35 3 2018 actual (continuing ops adjusted) $1,084 $2.02 Organic growth 4 180 - 220 0.32 - 0.57 +10.5 months incremental VRV + synergies Pricing & Sourcing (net of material cost headwinds) 5 3 - 4 0.16 - 0.26 Restructuring in 2018 FY 2019 benefit 6 2019 projected (continuing ops) $1,260 - $1,310 $2.50 - $2.85 (1) The Company is not able to provide a reconciliation of projected adjusted EPS because certain items have not yet occurred or are out of the Company’s control and/or cannot be reasonably predicted. 7 © 2019 Chart Industries, Inc. Confidential and Proprietary

2019 Guidance FY 2018 Results Prior FY 2019 Guidance Full Year 2019 Sales Sales Sales $1.08B $1.24B - $1.30B $1.26B - $1.31B 28.6% growth 16% - 18% growth 17% - 22% growth 13.4% organic growth 6% - 7% organic growth 7%-9% organic growth Adjusted EPS Adjusted EPS Adjusted EPS $2.02 $2.40 - $2.75 $2.50 - $2.85 Assumes 22-23% full year tax rate Assumes 22-23% full year tax rate Excludes large LNG related revenue Excludes large LNG related revenue Includes full year of VRV, s.p.a. Includes full year of VRV, s.p.a. Capital Expenditures Capital Expenditures Capital Expenditures $36M $30M - $40M $35M - $40M 8 © 2019 Chart Industries, Inc. Confidential and Proprietary